Exhibit 99.5

LIBERTY MEDIA CORPORATION
(a Delaware corporation)

$1,350,000,000

3.50% Senior Notes due 2006

PURCHASE AGREEMENT

September 12, 2003

MERRILL LYNCH & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

4 World Financial Center

New York, New York 10080

Ladies and Gentlemen:

Liberty Media Corporation, a Delaware corporation (the “Company”), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”) with respect to the issue and sale by the Company and the purchase by the Underwriter of $1,350,000,000 aggregate principal amount of the Company’s 3.50% Senior Notes due 2006 (the “Securities”).  The Securities are to be issued pursuant to the indenture dated as of July 7, 1999 (the “Base Indenture”) between the Company and The Bank of New York, as trustee (the “Trustee”), as supplemented by the Fourteenth Supplemental Indenture, to be dated as of September 17, 2003, between the Company and the Trustee (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”).  Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company (“DTC”) pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(c) hereof) (the “DTC Agreement”), among the Company, the Trustee and DTC.

The Company understands that the Underwriter proposes to make a public offering of the Securities as soon as it deems advisable after this Agreement has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-1 (No. 333-66034), as amended by pre-effective amendment no. 1 thereto and post-effective amendment no. 1 thereto on Form S-3, including a prospectus relating to debt and equity securities of the Company issuable from time to time in one or more series, including the Securities, which is effective under the Securities Act of 1933, as amended (the “1933 Act”).  Such registration statement, at the last time it was declared effective, included a prospectus dated August 16, 2001, which prospectus was superceded by a prospectus dated April 30, 2003, which was filed with the Commission pursuant to Rule 424 promulgated under the

1933 Act.  The Company will promptly file with the Commission a prospectus dated September 12, 2003, which supersedes the prospectus dated April 30, 2003 included in the registration statement pursuant to Rule 424 promulgated under the 1933 Act (the “Base Prospectus”).  The Company will further promptly file with the Commission a prospectus supplement specifically relating to the offering of the Securities pursuant to Rule 424 promulgated under the 1933 Act (the “Prospectus Supplement”).  Such registration statement, including the exhibits and financial statements and schedules and documents incorporated by reference therein, as amended or supplemented to the date hereof, is herein called the “Registration Statement.”  The Base Prospectus together with the Prospectus Supplement is herein called the “Prospectus.” All references herein to the Registration Statement or the Prospectus will also be deemed to include all documents incorporated therein by reference pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of the Prospectus Supplement, and all references herein to any amendment to the Registration Statement or any amendment or supplement to the Prospectus, will be deemed to include all documents filed after such date under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference therein.  For purposes of this Agreement, all references to the Registration Statement, the Base Prospectus or the Prospectus Supplement will be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system.

Section 1.                                            Representations and Warranties by the Company.

(a)  Representations and Warranties. The Company represents and warrants to the Underwriter as of the date hereof and as of the Closing Time (as defined in Section 2(b) hereof), as follows:

(i)                                     Registration Statement and the Prospectus.  The Company meets the requirements for use of Form S-3 under the 1933 Act.  The Registration Statement is effective under the 1933 Act, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission.  The Registration Statement, at the time the Registration Statement became effective, complied and, as of the Closing Time, will comply, and the Base Prospectus and the Prospectus Supplement, when filed with the Commission and as of the Closing Time, will comply, in each case in all material respects with the requirements of the 1933 Act and the rules and regulations of the Commission promulgated thereunder (the “1933 Act Regulations”).  The Base Indenture when filed with the Commission qualified, and the Indenture as of the Closing Time will qualify, under the Trust Indenture Act of 1939, as amended (the “1939 Act”), and the rules and regulations of the Commission promulgated thereunder (the “1939 Act Regulations”).  The Registration Statement, when the Registration Statement became effective, did not, and the Base Prospectus and the Prospectus Supplement, when filed with the Commission and at the Closing Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, when filed with the Commission and at the Closing Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  Notwithstanding the foregoing, the representations and warranties contained in this Section 1(a)(i) will not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriter expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which consists of the Statements of Eligibility on Form T-1 under the 1939 Act of the Trustee.

(ii)                                  Independent Accountants. The accountants who certified the financial statements and supporting schedules of the Company included or incorporated by reference in the Registration Statement are independent public accountants with respect to the Company within the meaning of Regulation S-X under the 1933 Act.

(iii)                               Financial Statements. The consolidated financial statements, together with the related schedules and notes, of the Company included or incorporated by reference in the Registration Statement or Prospectus comply as to form in all material respects with the requirements of the 1933 Act and present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”), except that unaudited financial statements may omit notes required by GAAP and subject, in the case of any unaudited financial statements, to normal recurring audit adjustments.

(iv)                              Documents Incorporated by Reference.  The documents incorporated by reference or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, conformed in all material respects to the requirements of the 1934 Act and the rules and regulations of the Commission promulgated thereunder (the “1934 Act Regulations”), and further documents so filed and incorporated by reference in the Registration Statement and the Prospectus will, when they are filed with the Commission, conform in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations.  None of such documents when filed and (x) when read together with the information in the Base Prospectus at the time the Registration Statement became effective contained and (y) when read together with the information in the Prospectus at the Closing Time will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary (A) in the case of the Registration Statement, to make the statements therein not misleading or (B) in the case of the Prospectus, to make the statements therein, in light of the circumstances under which they are made, not misleading; and no such further document, when it is filed, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v)                                 No Material Adverse Change in Business. Since the respective dates as of which information is given in the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the results of operations or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), other than changes relating to the economy in general or the Company’s industry in general and not specifically relating to the Company, and (B) there have been no transactions entered into by the Company or any of its consolidated subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its consolidated subsidiaries considered as one enterprise.

(vi)                              Good Standing. The Company and each of its subsidiaries listed on Schedule B hereto (each a “Designated Subsidiary”) have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect, and each has all corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

(vii)                           Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(viii)                        Authorization of the Indenture. The Indenture has been duly authorized by the Company and, when the Supplemental Indenture is executed and delivered by the Company and the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) (the “Bankruptcy Exceptions”).

(ix)                                Authorization of the Securities. The Securities have been duly authorized by the Company for issuance and sale and, at the Closing Time, will have been duly executed by the Company, and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(x)                                   Description of the Securities and the Indenture. The Securities and the Indenture conform in all material respects to the respective descriptions thereof contained in the Prospectus.

(xi)                                Absence of Defaults and Conflicts. Neither the Company nor any of its consolidated subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its consolidated subsidiaries is a party or by which or any of them may be bound, or to which any of the properties or assets of the Company or any of its consolidated subsidiaries is subject (collectively, “Agreements and Instruments”), except for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement, the Indenture and the Securities and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Prospectus and the consummation of the transactions contemplated herein and in the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its consolidated subsidiaries pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its consolidated subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its consolidated subsidiaries or any of their assets or properties.  As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its consolidated subsidiaries.

(xii)                             Absence of Proceedings. Except as disclosed in the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against the Company or any of its consolidated subsidiaries which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of its consolidated subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

(xiii)                          Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under state securities laws) is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement or for the due execution, delivery or performance of the Indenture by the Company, except (A) for the filing of the Base Prospectus and the Prospectus Supplement required hereby and any filings under the 1934 Act required in connection therewith or (B) such as have been already obtained or the failure to so obtain, singly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(xiv)                         Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

(b)  Officer’s Certificates. Any certificate signed by any officer of the Company delivered to the Underwriter or to counsel for the Underwriter will be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby on the date of such certificate.

Section 2.                                            Sale and Delivery to the Underwriter; Closing.

(a)  Securities. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at the price set forth in Schedule A, all of the aggregate principal amount of Securities offered by the Company.

(b)  Payment. Payment of the purchase price for and delivery of the Securities will be made at the office of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York, 10019 or at such other place as will be agreed upon by the Underwriter and the Company, at 9:00 A.M. (eastern time) on the third Business Day after the date hereof, or such other time not later than ten Business Days after such date as may be agreed upon by the Underwriter and the Company (such time and date of payment and delivery being herein called the “Closing Time”).

Payment will be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the account of the Underwriter of certificates for the Securities to be purchased by it.  Delivery of the Securities shall be made through the facilities of The Depository Trust Company.

(c)  Denominations; Registration. Certificates in global form for the Securities will be in such denominations ($1,000 or integral multiples thereof) and registered in such names as the Underwriter may request in writing at least one full Business Day before the Closing Time. The Securities will be made available for examination and packaging by the Underwriter in The City of New York not later than 10:00 A.M. on the last Business Day prior to the Closing Time.

Section 3.                                            Covenants.  The Company covenants with the Underwriter as follows:

(a)  Revisions of Prospectus — Material Changes.  If during the Distribution Period (as defined below) any event occurs or condition exists as a result of which it is necessary, in the reasonable opinion of the Company or the Underwriter or its counsel, to amend or supplement the Prospectus in order that the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary, in the reasonable opinion of the Company or the Underwriter or its counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and the Prospectus comply with such requirements and the Company will furnish to the Underwriter, without charge, such number of copies of such amendment or supplement as the Underwriter may reasonably request.  The term “Distribution Period” will mean the period beginning on the date hereof and ending on the last day on which the Prospectus is required by the 1933 Act to be delivered in connection with the sale of the Securities.

(b)  Earnings Statements.  The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(c)  Notice of Certain Proposed Filings.  Until the Closing Time, the Company will give to the Underwriter notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, and will furnish the Underwriter with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of such proposed filing.  The Company will not effect any such amendment or supplement without the consent of the Underwriter, which consent will not be unreasonably withheld.  Neither the consent of the Underwriter, nor the delivery of any such amendment or supplement, will constitute a waiver of any of the conditions set forth in Section 5 hereof.

(d)  Notice and Effect of Material Events.  During the Distribution Period, the Company will notify the Underwriter or its counsel immediately (A) of the effectiveness of any amendment to the Registration Statement, (B) of the transmittal to the Commission for filing of any supplement to the Prospectus, (C) following the transmittal to the Commission for filing of any document filed pursuant to the 1934 Act which will be incorporated by reference in the Prospectus, (D) of the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (E) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating thereto, and (F) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose.  The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof as soon as practicable.

(e)  Copies of the Registration Statement and the Prospectus.  The Company will deliver to the Underwriter as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith) as the Underwriter may reasonably request.  The Company will furnish to the Underwriter as many copies of the Prospectus as the Underwriter may reasonably request.

(f)  1934 Act Filings.  The Company, during the Distribution Period, will use reasonable best efforts to promptly file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act.

(g)  Rating of Securities. The Company will take all reasonable action necessary to enable Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), and Moody’s Investors Service Inc. (“Moody’s”) to provide their respective credit ratings of the Securities.

(h)  DTC. The Company will cooperate with the Underwriter and use commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

(i)  Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds”.

(j)  Blue Sky Qualifications.  The Company will use commercially reasonable efforts, in cooperation with the Underwriter, to register or qualify the Securities for offering and sale under all applicable state securities or “blue sky” laws of such jurisdictions as the Underwriter may designate; provided, however, that the Company will not be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this subsection (k), (B) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject, or (C) conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction.

(k)  Restrictions on Sale of Securities.  Until the 10th day after the date of the Prospectus, the Company will not, without the prior written consent of the Underwriter, directly or indirectly, offer, sell, offer to sell, grant any option for the sale of or otherwise dispose of any other debt securities of the Company which are substantially identical to the Securities, or any securities of the Company that are convertible into or exchangeable for the Securities; provided however, that the restrictions of this Section 3(k) shall not apply to (i) up to $3,999,990,000 principal amount of debt securities of the Company to be delivered to Comcast Corporation (“Comcast”) or one or more of its subsidiaries in connection with the purchase by the Company of the equity interest in QVC, Inc. beneficially owned by Comcast and (ii) any debt securities of the Company issued after the date of the Prospectus to the extent such debt securities represent any replacement or refinancing of any portion of the debt securities referred to in the preceding clause (i).

Section 4.                                            Payment of Expenses.

(a)  Expenses.  The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing, delivery to the Underwriter and filing of the Prospectus, each amendment or supplement thereto and any other filing with the Commission required in connection therewith, (ii) the preparation and delivery to the Underwriter of this Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of one or more certificates in global form for the Securities to The Bank of New York, as Trustee, including any transfer taxes, any stamp or other duties payable upon the sale, issuance and delivery of the Securities to the Underwriter and any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the reasonable fees and disbursements of counsel for the Underwriter in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the fees and expenses of the Trustee, including the reasonable fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, and (vii) any fees payable in connection with the rating of the Securities.

(b)  Termination of Agreement. If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 5 hereof, the Company shall reimburse the Underwriter for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

Section 5.                                            Conditions of the Underwriter’s Obligations. The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company, delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a)  Effectiveness of Registration Statement.  The Registration Statement is effective and at the Closing Time no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter.

(b)  Opinion of Baker Botts L.L.P., Counsel for Company. At the Closing Time, the Underwriter will have received the favorable opinion, dated as of the Closing Time, of Baker Botts L.L.P., counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriter to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriter may reasonably request. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Underwriter. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

(c)  Opinion of Sherman & Howard L.L.C., Special Counsel for Company. At the Closing Time, the Underwriter will have received the favorable opinion, dated as of the Closing Time, of Sherman & Howard L.L.C., special counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriter to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriter may reasonably request.

(d)  Opinion of Carter, Ledyard & Milburn, Special Counsel for Company. At the Closing Time, the Underwriter will have received the favorable opinion, dated as of the Closing Time, of Carter, Ledyard & Milburn, special counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriter to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriter may reasonably request.

(e)  Opinion of Counsel for the Underwriter. At the Closing Time, the Underwriter will have received the favorable opinion, dated as of the Closing Time, of Sidley Austin Brown & Wood LLP, counsel for the Underwriter with respect to the matters set forth in (i), (v) through (ix) inclusive, and the last paragraph of Exhibit A hereto and as to such other matters as the Underwriter will reasonably request.  In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Underwriter. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

(f)  Officers’ Certificate. At the Closing Time, except as reflected in or contemplated by the Prospectus, there will not have been since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (other than changes relating to the economy in general or the Company’s industry in general and not specifically related to the Company), and the Underwriter will have received a certificate of the Company signed on its behalf by the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Company has complied in all material respects with all agreements and has satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(g)  Accountants’ Comfort Letter. At the Closing Time, the Underwriter will have received from KPMG LLP a letter dated such date, in form and substance reasonably satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants’ “comfort letters” with respect to the financial statements and certain financial information included in the Prospectus.

(h)  Maintenance of Rating. At the Closing Time, the Securities will be rated at least Baa3 by Moody’s and BBB- by S&P, and the Company will have delivered to the Underwriter a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the

Underwriter, confirming that the Securities have such ratings; and since the date of this Agreement, no downgrading will have occurred in the rating accorded the Securities or of any of the Company’s other securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization will have publicly announced that it has under surveillance or review its ratings of any of the Company’s securities.

(i)  Additional Documents. At the Closing Time, counsel for the Underwriter will have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated will be satisfactory in form and substance to the Underwriter and its counsel.

(j)  Termination of Agreement. If any condition specified in this Section will not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Company at any time at or prior to the Closing Time, and such termination will be without liability of any party except that Sections 1, 6, 7 and 8 will survive any such termination and remain in full force and effect.

Section 6.                                            Indemnification.

(a)  Indemnification of the Underwriter. The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)                                     against any and all loss, liability, claim, damage and expense, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(ii)                                  against any and all loss, liability, claim, damage and expense, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

(iii)                               against any and all expense, as incurred (including the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment thereto), provided, further that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission upon which such loss, liability, claim, damages or expense is based was made in: (i) any preliminary prospectus, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto not less than 24 hours prior to the delivery of the written confirmation referred to below) was not sent or given by or on behalf of the Underwriter to such person at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) corrected the untrue statement or omission giving rise to such loss, liability, claim, damage or expense; (ii) any Prospectus used by the Underwriter or any person who controls the Underwriter, after such time as the Company advised the Underwriter that the filing of an amendment or supplement thereto was required, except the Prospectus as so amended or supplemented; or (iii) any Prospectus used after the termination of the Distribution Period.

(b)  Indemnification of Company. The Underwriter agrees to indemnify and hold harmless the Company, its directors, each of its officers, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein.

(c)  Actions against Parties; Notification. Each indemnified party will give written notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, and the indemnifying party will assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses. Any omission to so notify an indemnifying party will not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event will not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Any such indemnified party will have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel will be such indemnified party’s unless (a) the indemnifying party has agreed to pay such fees and expenses or (b) the indemnifying party will have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the indemnified party in any such action or proceeding or (c) the named parties to any such action or proceeding

(including any impleaded parties) include both such indemnified party and indemnifying party, and the indemnified party will have been advised by its counsel that there may be a conflict of interest between such indemnified party and indemnifying party in the conduct of the defense of such action (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party will not have the right to assume the defense of such action or proceeding on behalf of such indemnified party), it being understood, however, that the indemnifying party will not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (unless the members of such firm are not admitted to practice in a jurisdiction where an action is pending, in which case the indemnifying party will pay the reasonable fees and expenses of one additional firm of attorneys to act as local counsel in such jurisdiction, provided the services of such counsel are substantially limited to that of appearing as attorneys of record) at any time for all indemnified parties, which firm will be designated in writing by the indemnified party. No indemnifying party will, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim for which it is entitled to indemnification hereunder and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)  Settlement without Consent if Failure to Reimburse. If at any time an indemnified party will have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel and such indemnified party is entitled to such reimbursement hereunder, such indemnifying party agrees that it will be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party will have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party will not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

Section 7.                                            Contribution.

If the indemnification provided for in Section 6 hereof is unavailable to hold harmless an indemnified party (other than by reason of the first sentence of Section 6(c)) in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party will contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and the Underwriter on the other hand in connection with the offering of the Securities pursuant to this Agreement will be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriter bear to the aggregate initial offering price of the Securities.

The relative fault of the Company on the one hand and the Underwriter on the other hand will be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section will be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section, the Underwriter will not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased and sold by it hereunder exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section, each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act will have the same rights to contribution as the Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act will have the same rights to contribution as the Company.

Section 8.                                            Representations, Warranties and Agreements to Survive Delivery.

All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto will remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Company, and will survive delivery of the Securities to the Underwriter.

Section 9.                                            Termination of Agreement.

(a)  Termination; General.  The Underwriter may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment of the Underwriter, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (ii) if trading in any securities of the Company has been suspended or materially limited by the Commission or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ System has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iii) if a banking moratorium has been declared by either Federal or New York authorities.

(b)  Liabilities. If this Agreement is terminated pursuant to this Section, such termination will be without liability of any party to any other party except that Sections 1, 6, 7 and 8 hereof will survive such termination and remain in full force and effect.

Section 10.                                      Notices. All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, as follows:

(a)  if to the Company:

Liberty Media Corporation

9197 South Peoria Street

Englewood, Colorado 80112

Attention: Charles Y. Tanabe, Esq.

Facsimile: (720) 875-5382

(b)  if to the Underwriter:

Merrill Lynch & Co.

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

4 World Financial Center

New York, New York 10080
Attention:  Investment Banking, Global Media Group
Facsimile: (212) 449-1642

with a copy to the general counsel

or to such other person or address as any party will specify by notice in writing to the other party. All notices and other communications given to a party in accordance with the provisions of this Agreement will be deemed to have been given (i) three Business Days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, (ii) when delivered by hand or transmitted by telecopy (answer back received) or (iii) one Business Day after the same are sent by a reliable overnight courier service, with acknowledgment of receipt requested. Notwithstanding the preceding sentence, notice of change of address will be effective only upon actual receipt thereof.

Section 11.                                      Parties. This Agreement will inure to the benefit of and be binding upon the Underwriter and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or will be construed to give any person, firm or corporation, other than the Underwriter and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriter will be deemed to be a successor by reason merely of such purchase.

Section 12.                                      Amendment. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing among the Company and the Underwriter.  No consent, waiver or similar act will be effective unless in writing and signed by the party sought to be bound.

Section 13.                                      Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument.

Section 14.                                      GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 15.                                      Effect of Headings. The Article and Section headings herein are for convenience only and will not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter and the Company in accordance with its terms.

Very truly yours,

LIBERTY MEDIA CORPORATION

By:	/s/ Charles Y. Tanabe
	Name:	Charles Y. Tanabe
	Title:	Senior Vice President

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

By:	/s/ Michael W. Josephs
	Name:	Michael W. Josephs
	Title:	Authorized Signatory

SCHEDULE A

LIBERTY MEDIA CORPORATION

3.50% Senior Notes due 2006

1.               The initial offering price of the Securities will be 99.764% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

2.               The purchase price per Security to be paid by the Underwriter for the Securities will be 99.764% of the principal amount thereof.

3.               The interest rate on the Securities will be 3.50% payable semi-annually.

4.               The Securities will be redeemable at the option of the Company as set forth in the terms of the Securities.

A-1

SCHEDULE B

Designated Subsidiaries

1.                Starz Encore Group LLC

2.                Ascent Media Group Inc.

3.                On Command Corporation

B-1

Exhibit A

FORM OF OPINION OF BAKER BOTTS L.L.P.
TO BE DELIVERED PURSUANT TO
SECTION 5(b)

(i)                                     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(ii)                                  The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

(iii)                               The Company is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

(iv)                              Each of the Designated Subsidiaries has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except as set forth in Schedule C and except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect, and each has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged.

(v)                                 The Purchase Agreement has been duly authorized, executed and delivered by the Company.

(vi)                              The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions.

(vii)                           The Indenture has been duly qualified under the 1939 Act.

(viii)                        The Securities have been duly authorized and, when executed by the Company and authenticated by the Trustee in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor as provided in the Purchase Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions, and will be entitled to the benefits of the Indenture.

(ix)                                The Securities and the Indenture conform in all material respects as to legal matters to the respective descriptions thereof contained in the Prospectus.

(x)                                   To the best of our knowledge, except as disclosed in the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or threatened, against the Company or any of its consolidated subsidiaries which would reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by the Purchase Agreement or the performance by the Company of its obligations thereunder.

(xi)                                The information in the Annual Report on Form 10-K for the year ended December 31, 2002, filed on March 25, 2003, as amended by Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2002, filed on April 9, 2003, under Item 3 (“Legal Proceedings”) and Item 13 (“Certain Relationships and Related Transactions”) and in the Prospectus under “Description of the Notes” and “Certain United States Federal Income Tax Considerations”, to the extent that it constitutes matters of law, summaries of legal matters, the Company’s charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and, to our knowledge, is correct in all material respects.

(xii)                             To the best of our knowledge, other than contracts or other documents entered into by the Company or any of its consolidated subsidiaries in the ordinary course of business, there are no contracts or other documents to which the Company or any of its consolidated subsidiaries are a party that are required to be described in the Prospectus that are not described or referred to in the Prospectus.

(xiii)                          To the best of our knowledge, neither the Company nor any of its Designated Subsidiaries is in violation of its charter or by-laws and no default by the Company or any of its Designated Subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Prospectus.

(xiv)                         No authorization, approval, consent, license, order, qualification or decree of any court or governmental authority or agency (other than such as may be required under applicable securities laws of the various jurisdictions in which the Securities will be offered or sold as to which we express no opinion) is required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities to the Underwriter thereunder or the consummation of the transactions contemplated by this Agreement or for the due execution, delivery or performance of the Indenture by the Company, except such as have been already obtained.

(xv)                            The execution, delivery and performance of the Purchase Agreement, the DTC Agreement, the Indenture and the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Prospectus (including the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use Of Proceeds”) and compliance by the Company with its obligations under the Purchase Agreement, the DTC Agreement, the Indenture and the Securities do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any of its controlled subsidiaries is a party or by which it or any of them may be bound

(except for such conflicts, breaches or defaults that would not have a Material Adverse Effect), provided that we give no such opinion as to any material agreement for borrowed money to which the Company or any Designated Subsidiary is a party or by which it is bound and as to which Sherman & Howard, L.L.C. is opining on the date hereof, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any of its controlled subsidiaries, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its controlled subsidiaries.

(xvi)                         The documents incorporated by reference in the Prospectus, on the respective dates they were filed, appeared on their face to comply in all material respects with the requirements as to form for reports on Form 10-K, Form 10-Q, and Form 8-K, as the case may be, under the 1934 Act and the related rules and regulations in effect at the respective dates of their filings, except that such counsel need express no opinion concerning the financial statements and other financial information contained or incorporated by reference therein.

(xvii)                      The Registration Statement has been declared effective by the Commission under the 1933 Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings therefor have been initiated or threatened by the Commission.

(xviii)                   The Registration Statement and the Prospectus (except for (1) the documents incorporated therein by reference, (2) the financial statements (including notes) and schedules thereto and other financial information contained or incorporated by reference therein or omitted therefrom and (3) the Statements of Eligibility on Form T-1 under the 1939 Act of the Trustee (the “Form T-1”) included therein, as to which we express no opinion), as of their respective effective or issue dates, as the case may be, appeared on their face to comply in all material respects with the requirements as to form with respect thereto under the 1933 Act and the rules and regulations of the Commission thereunder.

Nothing has come to our attention that would lead us to believe that the Registration Statement (except for financial statements and schedules and other financial and statistical data included therein or omitted therefrom and the Form T-1 as to which we need make no statement), at the time of the filing of Amendment No. 1 on Form 10-K/A to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 or at the date of the Purchase Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial and statistical data included therein or omitted therefrom and the Form T-1 as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented Prospectus was issued or at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Exhibit B

FORM OF OPINION OF SHERMAN & HOWARD, L.L.C.
TO BE DELIVERED PURSUANT TO
SECTION 5(c)

(i)                                     The execution and delivery of this Agreement and the Indenture, the issuance of the Securities and the fulfillment of the terms of this Agreement and the Indenture do not, to the best of our knowledge, result in a material breach of or constitute a material default under any material agreement for borrowed money known to us to which the Company or any Designated Subsidiary is a party or by which it is bound.

(ii)                                  The Company is not an “investment company” within the meaning of the 1940 Act.

B-1

Exhibit C

FORM OF OPINION OF CARTER, LEDYARD & MILBURN
TO BE DELIVERED PURSUANT TO
SECTION 5(d)

(i)                                     The information contained in the “Regulatory Matters” section of Liberty’s Annual Report on Form 10-K for the year ended December 31, 2002, filed on March 25, 2003, as amended by Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2002, filed on April 9, 2003, to the extent that it constitutes matters of law, summaries of legal matters, the Company’s charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.